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                                                                  EXHIBIT 99.5

                             ASCENT PEDIATRICS, INC.

                          REGISTRATION RIGHTS AGREEMENT


      This Agreement dated as of February 16, 1999 is entered into by and among Ascent Pediatrics, Inc., a Delaware corporation (the "Company"), and Alpharma USPD Inc., a Maryland corporation ("Alpharma").

                                    Recitals

      WHEREAS, the Company, Alpharma and Alpharma, Inc., a Delaware corporation, have entered into a Loan Agreement of even date herewith (the "Loan Agreement"); and

      WHEREAS, the Company has agreed to issue to Alpharma 7.5% Convertible Notes (the "Convertible Notes") due 2003 through 2005 in an aggregate original principal amount of up to $40,000,000 in accordance with the terms of the Loan Agreement; and

      WHEREAS, in accordance with the terms of the Loan Agreement and the Convertible Notes, Alpharma may convert all or a portion of the principal amount of the Convertible Notes and any accrued interest thereon into shares of Common Stock (as defined below) of the Company; and

      WHEREAS, the Company and Alpharma desire to provide for certain arrangements with respect to the registration of the shares of Common Stock issued or issuable upon conversion of the Convertible Notes (and any other shares of Common Stock of the Company issued in respect of such shares) under the Securities Act (as defined below);

      NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, the parties hereto agree as follows:

      1. Certain Definitions.

      As used in this Agreement, the following terms shall have the following respective meanings:

            "Commission" means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act and the Exchange Act.

            "Common Stock" shall have the meaning set forth in the Loan
Agreement.
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            "Conversion Shares" means the shares of Common Stock issued or issuable upon conversion of the Convertible Notes.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

            "First Conversion Date" means the first date on which a Rightsholder is permitted to convert any portion of the Convertible Notes into Common Stock.

            "Initiating Other Holders" shall have the meaning set forth in
Section 3(b).

            "Initiating Rightsholders" means the Rightsholder or Rightsholders initiating a request for registration pursuant to Section 2(a).

            "May 1998 Securities Purchase Agreement" means the Securities Purchase Agreement dated as of May 13, 1998 among the Company and the Purchasers (as defined therein).

            "Other Holders" shall have the meaning set forth in Section 2(d).

            "Prospectus" means the prospectus included in any Registration Statement, as amended or supplemented by an amendment or prospectus supplement, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

            "Registration Statement" means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

            "Registration Expenses" means the expenses described in Section 5.

            "Registrable Shares" means (i) the Conversion Shares and (ii) any other shares of Common Stock issued in respect of such Conversion Shares (because of stock splits, stock dividends, reclassifications, recapitalizations or similar events); provided, however, that any shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares upon the earliest of (a) any sale of such Registrable Shares pursuant to a Registration Statement or Rule 144 under the Securities Act, (b) any sale of such Registrable Shares in any manner to a person or entity which, by virtue of Section 11 of this Agreement, is not entitled to the rights provided by this Agreement, or (c) the date on which the holder of such Registrable


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Shares shall be able to sell all of such Registrable Shares in a three-month period pursuant to Rule 144 under the Securities Act. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Shares, the determination of such percentage shall include the shares of Common Stock issuable upon any conversion of the Convertible Notes, even if such conversion has not been effected.

            "Rightsholders" means Alpharma and any persons or entities to whom the rights granted under this Agreement are transferred by Alpharma, its successors or assigns pursuant to Section 11 hereof.

            "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

            "Selling Holder" means any Rightsholder owning Registrable Shares included in a Registration Statement.

      2. Demand Registration Rights.

                  (a) At any time after the First Conversion Date, a Rightsholder or Rightsholders holding in the aggregate at least 35% of the Registrable Shares may request, in writing, that the Company effect the registration of Registrable Shares owned by such Rightsholder or Rightsholders having an aggregate value of at least $5,000,000 (based on the then current market price or fair value).

                  (b) Upon receipt of any request for registration pursuant to this Section 2, the Company shall promptly give written notice of such proposed registration to all other Rightsholders. Such Rightsholders shall have the right, by giving written notice to the Company within 20 days after the Company provides its notice, to elect to have included in such registration such of their Registrable Shares as such Rightsholders may request in such notice of election, subject in the case of an underwritten offering to the approval of the managing underwriter as provided in Section 2(e) below. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration of all Registrable Shares which the Company has been requested to so register on such registration form as the Company shall determine, acting in its sole discretion.

                  (c) If the Initiating Rightsholders intend to distribute the Registrable Shares covered by their request by means of a registered public offering involving an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 2(a). The right of any other Rightsholder to include its Registrable Shares in such registration shall be conditioned upon such other Rightsholder's participation in such underwriting and acceptance of the terms


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of the underwriting as agreed upon by the Initiating Rightsholders and the underwriters selected by them.

                  (d) Subject in the case of an underwritten offering to the approval of the managing underwriter as provided in Section 2(e) below, the Company may include in any registration effected pursuant to this Section 2 Securities to be offered by the Company and securities of the Company held by any officers or directors of the Company or by other holders of securities of the Company who are entitled, by contract with the Company, to have securities included in such a registration (the "Other Holders"); provided that the right of any officer, director or Other Holder to have securities of the Company included in a registration for an underwritten offering requested hereunder shall be conditioned upon such officer's, director's or Other Holder's participation in such underwriting and acceptance of the terms of the underwriting as agreed upon by the Initiating Rightsholders and the underwriters selected by them.

                  (e) Notwithstanding any other provision of this Section, in the case of a registration for an underwritten offering, if the managing underwriter advises the Company that the inclusion of all shares requested to be registered would adversely affect the offering, the securities to be offered by the Company, the securities of the Company held by officers or directors of the Company (other than Registrable Shares) and the securities held by Other Holders (other than Registrable Shares) shall be excluded from such registration and underwriting to the extent deemed advisable by the managing underwriter, and if a further limitation of the number of shares is required, the number of shares that may be included in such registration and underwriting shall be allocated among all holders of Registrable Shares requesting registration in proportion, as nearly as practicable, to the respective number of Registrable Shares held by them at the time of the request for registration made by the Initiating Rightsholders pursuant to Section 2(a). If any holder of Registrable Shares, officer, director or Other Holder who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, and the securities so withdrawn shall also be withdrawn from registration. If the managing underwriter has not limited the number of Registrable Shares or other securities to be underwritten, the Company may include securities for its own account in such registration if the managing underwriter so agrees and if the number of Registrable Shares and other securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

                  (f) The Initiating Rightsholders shall have the right to select the managing underwriter(s) for any underwritten offering requested pursuant to Section 2(a), subject to the approval of the Company, which approval shall not be unreasonably withheld.


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                  (g) The Company shall not be required to effect more than one registration pursuant to Section 2(a). For purposes of this Section 2(g), a registration shall not be counted until such time as the Registration Statement effecting such registration has been declared effective by the Commission (unless the Initiating Rightsholders withdraw their request for such registration (other than as a result of information concerning the business or financial condition of the Company which is made known to the Initiating Rightsholders after the date on which such registration was requested, where such withdrawal is made within 10 days after such information is made known to the Initiating Rightsholders) and elect not to pay the Registration Expenses therefor pursuant to Section 5 of this Agreement).

                  (h) The Company shall not be required to effect any registration pursuant to Section 2(a), if it has previously filed a Registration Statement and such Registration Statement has not been abandoned or withdrawn, until the earlier of (i) the date six months after the effective date of such Registration Statement and (ii) the date that all securities of the Company covered by such Registration Statement have been sold. For purposes of this
Section 2(h), a Registration Statement which has been filed but not declared effective within six months of the date of filing shall be deemed abandoned.

      3. Incidental Registration.

                  (a) Whenever the Company proposes to file a Registration Statement (other than a Registration Statement filed pursuant to Section 2 or a Registration Statement filed pursuant to Section 10.3 of the May 1998 Securities Purchase Agreement), at any time and from time to time after the First Conversion Date and prior to the tenth anniversary of the date hereof, it will, at least 20 days prior to such filing, give written notice to all Rightsholders of its intention to do so; provided, that no such notice need be given prior to such filing if no Registrable Shares are to be included therein as a result of a determination of the managing underwriter pursuant to Section 3(c). Upon the written request of a Rightsholder or Rightsholders given within 20 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its best efforts to cause all Registrable Shares which the Company has been requested by such Rightsholder or Rightsholders to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Rightsholder or Rightsholders; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 3 without obligation to any Rightsholder.

                  (b) If the registration for which the Company gives notice pursuant to Section 3(a) is a registered public offering involving an underwriting, the Company shall so advise the Rightsholders as a part of the written notice given pursuant to Section 3(a). In such event, the right of any Rightsholder to include its


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Registrable Shares in such registration pursuant to Section 3 shall be conditioned upon such Rightsholder's participation in the underwriting and acceptance of the terms of the underwriting as agreed upon between the Company and/or the Other Holders who have registration rights similar to those set forth in Section 2 hereof and who have initiated and are participating in the offering pursuant to such rights (the "Initiating Other Holders") and the underwriters selected by it, and upon the approval of the managing underwriter as provided in
Section 3(c) below.

                  (c) Notwithstanding any other provision of this Section 3, if the managing underwriter determines that the inclusion of all shares requested to be registered would adversely affect the offering, the Company may limit the number of Registrable Shares to be included in the registration and underwriting. The Company shall so advise all holders of Registrable Shares requesting registration, and the number of shares that are entitled to be included in the registration and underwriting shall be allocated in the following manner:

                        (i) the party initiating the registration and underwriting (the Company or the Initiating Other Holders, as the case may be) shall be entitled to include all shares that they have requested to be registered in such registration and underwriting;

                        (ii) the Rightsholders and the Other Holders (other than the Initiating Other Holders) who have requested registration shall then be entitled to include shares in such registration and underwriting on a pro rata basis based upon the respective number of shares of Common Stock (calculated on a fully-diluted basis) which they held at the time the Company gave the notice specified in Section 3(a); and

                        (iii) the Company (if such registration and underwriting has been initiated by the Initiating Other Holders) and the officers and directors of the Company who have requested registration shall then be entitled to include shares in such registration and underwriting on such basis as the Company shall determine, acting in its sole discretion.

      4. Registration Procedures.

                  (a) If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any Registrable Shares under the Securities Act, the Company shall:

                        (i) file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become effective as soon as possible and to remain effective for 365 days from the effective date of such Registration Statement or such lesser period until all such Registrable Shares are sold;


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                        (ii) as expeditiously as possible prepare and file with
      the Commission any amendments and supplements to the Registration Statement and the Prospectus as may be necessary to comply with the provisions of the Securities Act (including the anti-fraud provisions thereof) and to keep the Registration Statement effective for 365 days from the effective date of such Registration Statement or such lesser period until all such Registrable Shares are sold;

                        (iii) as expeditiously as possible furnish to each Selling Holder such reasonable numbers of copies of the Prospectus, including any preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Selling Holder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by such Selling Holder;

                        (iv) as expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the Selling Holders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the Selling Holders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the Selling Holder; provided, however, that the Company shall not be required in connection with this paragraph
      (iv) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

                        (v) as expeditiously as possible, use its best efforts to cause all such Registrable Shares to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

                        (vi) promptly provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such Registration Statement;

                        (vii) promptly make available for inspection by the Selling Holders, any managing underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the Selling Holders, all financial and other records, pertinent corporate documents and properties of the Company and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such Selling Holder, underwriter, attorney, accountant or agent in connection with such Registration Statement;


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                        (viii) as expeditiously as possible, notify each Selling
      Holder, promptly after it shall receive notice thereof, of the time when such Registration Statement has become effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed; and

                        (ix) as expeditiously as possible following the effectiveness of such Registration Statement, notify each Selling Holder of any request by the Commission for the amending or supplementing of such Registration Statement or Prospectus; and

                        (x) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC and make generally available to its security holders, earnings statements satisfying the provisions of
      Section 11(a) of the Securities Act, no later than forty-five (45) days after the end of any twelve (12) month period commencing at the end of any fiscal quarter in which an applicable registration statement covering Registrable Shares becomes effective.

                  (b) If the Company has delivered a Prospectus to the Selling Holders and after having done so the Prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the Selling Holders and, if requested, the Selling Holders shall immediately cease making offers of Registrable Shares and return all Prospectuses to the Company. The Company shall promptly provide the Selling Holders with revised Prospectuses and, following receipt of the revised Prospectuses, the Selling Holders shall be free to resume making offers of the Registrable Shares.

      5. Allocation of Expenses. The Company will pay all Registration Expenses for all registrations under this Agreement; provided, however, that if a registration under Section 2 is withdrawn at the request of the Initiating Rightsholders (other than as a result of information concerning the business or financial condition of the Company which is made known to the Initiating Holders after the date on which such registration was requested, where such withdrawal is made within 10 days after such information is made known to the Initiating Holders) and the Initiating Rightsholders elect not to have such registration counted as a registration requested under Section 2, the requesting Rightsholders shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Shares included in such registration. For purposes of this Section, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Company and fees and expenses of one counsel selected by the Selling Holders to represent the Selling Holders, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding


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underwriting discounts, selling commissions and the fees and expenses of Selling
Holders' own counsel (other than the counsel selected to represent all Selling Holders).

      6. Indemnification and Contribution.

                  (a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each Selling Holder, each underwriter of the Registrable Shares being sold by the Selling Holders, and each other person, if any, who controls such Selling Holder or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such Selling Holder, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary Prospectus or final Prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement or Prospectus, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such Selling Holder, underwriter and controlling person for any legal or any other expenses reasonably incurred by such Selling Holder, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary Prospectus or final Prospectus, or any such amendment or supplement, (i) in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such Selling Holder, underwriter or controlling person specifically for use in the preparation thereof; or (ii) if at or prior to the written confirmation of the sale of the Registrable Shares by or on behalf of such Selling Holder such untrue statement or omission of a material fact was corrected by the Company by the delivery to such Selling Holder of a revised or supplemented Prospectus in accordance with Section 4(b), and such revised or supplemented Prospectus was not sent or delivered to the purchaser of such Registrable Shares.

                  (b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities,


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joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary Prospectus or final Prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement or Prospectus, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to such Selling Holder furnished in writing to the Company by or on behalf of such Selling Holder specifically for use in connection with the preparation of such Registration Statement, Prospectus, amendment or supplement; provided, however, that the obligations of a Rightsholder hereunder shall be limited to an amount equal to the net proceeds to such Rightsholder of Registrable Shares sold in connection with such registration.

                  (c) Each party entitled to indemnification under this Section (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section except to the extent that the Indemnifying Party is adversely affected by such failure. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential conflicting interests between the Indemnified Party and any other party represented by such counsel in such proceeding; provided further that in no event shall the Indemnifying Party be required to pay the expenses of more than one law firm per jurisdiction as counsel for the Indemnified Party. The Indemnifying Party also shall be responsible for the expenses of such defense if the Indemnifying Party does not elect to assume such defense. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld.


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                  (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section 6 is due in accordance with its terms but for any reason is held to be unavailable to an Indemnified Party in respect to any losses, claims, damages and liabilities referred to herein, then the Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities to which such party may be subject in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Rightsholders on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Rightsholders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact related to information supplied by the Company or the Rightsholders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
The Company and the Rightsholders agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph of Section 6, (i) in no case shall any one Rightsholder be liable or responsible for any amount in excess of the net proceeds received by such Rightsholder from the offering of Registrable Shares and (ii) the Company shall be liable and responsible for any amount in excess of such proceeds; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve such party from any other obligation it or they may have thereunder or otherwise under this Section. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its prior written consent, which consent shall not be unreasonably withheld.

      7. Other Matters with Respect to Underwritten Offerings. In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 2, the Company agrees to (a) enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of the Company and customary covenants and agreements to be performed by the Company, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering; (b) use its best efforts to cause its legal counsel to render customary opinions to the underwriters with respect to the Registration Statement; and (c) use its best efforts to


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cause its independent public accounting firm to issue customary "cold comfort letters" to the underwriters with respect to the Registration Statement.

      8. Information by Selling Holders. Each Selling Holder shall furnish to the Company such information regarding such Selling Holder and the distribution proposed by such Selling Holder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement. The Company shall give the Selling Holders and the counsel selected by the Selling Holders reasonable opportunity to review and comment upon any Registration Statement filed by the Company pursuant to Section 2 of this Agreement and any amendments thereto prior to the filing thereof with the Commission. The Company shall provide the Selling Holders and such counsel with a copy of any written comments or telephonic notification of any verbal comments the Company may receive from the Commission or its staff with respect to such Registration Statement promptly after the receipt thereof, shall permit such Selling Holders and such counsel to participate in the preparation of any written responses or any verbal responses of the Company or its counsel and shall provide such Selling Holders and such counsel with a copy of any written responses and telephonic notification of any verbal responses of the Company or its counsel.

      9. Limitations on Registration Rights

                  (a) Notwithstanding the provisions of Section 2, the Company may by written notice to the Rightsholders (x) delay filing a Registration Statement requested by the Initiating Rightsholders pursuant to Section 2 (a "Delayed Demand Registration Statement") or (y) require that the Rightsholders immediately cease sales of shares under any effective Registration Statement ("Suspended Registration Statement"), in any period during which the Company is engaged in or has plans to engage in (i) a registered public offering of the Company, or (ii) any activity or transaction or preparations or negotiations for any activity or transaction ("Company Activity") that the Company desires to keep confidential for business reasons, if the Company determines in good faith that the public disclosure requirements imposed on the Company under the Securities Act in connection with any such Registration Statement would require disclosure of the Company Activity; provided, that, in the aggregate, all such delays of filing Delayed Demand Registration Statements and/or cessations of sales under Suspended Registration Statements shall not exceed 90 days in any 12-month period.

                  (b) If the Company requires the Rightsholders to cease sales of shares pursuant to Section 9(a) above, the Company shall, as promptly as practicable following the termination of the circumstance which entitled the Company to do so, give written notice to the Rightsholders that such circumstance has terminated and that they may resume sales pursuant to the Suspended Registration Statement. If the prospectus included in such Suspended Registration Statement has been amended to comply with the requirements of the Securities Act, the Company shall enclose such revised prospectus with the notice to Rightsholders given pursuant to this
Section 9(b), and the Rightsholders shall make no offers or sales of shares pursuant to such Suspended Registration Statement other than by means of such revised prospectus.

      10. Rule 144 Requirements. The Company agrees to:

                  (a) make and keep current public information about the Company available, as those terms are understood and defined in Rule 144;

                  (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                  (c) furnish to any holder of Registrable Shares upon request
(i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

      11. Transfers of Certain Rights; Additional Rightsholders.

                  (a) In General. The rights granted to each Rightsholder pursuant to the terms of this Agreement may be transferred by such Rightsholder to another Rightsholder, to any affiliate of such Rightsholder, or to any person or entity acquiring at least 1,000,000 Registrable Shares (such number being subject to adjustment for any stock divided, stock split, subdivision, combination or other recapitalization of the Common Stock of the Company); provided, however, in the case of any transfer referred to in this paragraph
(a), that the Company is given written notice by the transferee at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which such rights are being assigned.

                  (b) Transferees. Any transferee (other than Alpharma) to whom rights hereunder are transferred shall, as a condition to such transfer, deliver to the Company a written instrument by which such transferee agrees to be bound by the obligations imposed upon Rightsholders under this Agreement to the same extent as if such transferee were a party hereto.

                  (c) Subsequent Transferees. A transferee to whom rights are transferred pursuant to this Section 11 may not again transfer such rights to any other person or entity, other than as provided in (a) and (b) above.

      12. General.

                  (a) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

                  (b) Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each Rightsholder shall be entitled to specific performance of the agreements and obligations of the Company hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

                  (c) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware (without reference to the conflicts of law provisions thereof).

                  (d) Notices. All notices, requests, demands, claims, and other communications to any party hereunder or pursuant to the terms hereof shall be in writing. Any such notice, request, demand, claim, or other communication shall be deemed duly delivered three business days after it is sent by registered or certified mail, return receipt requested, postage prepaid, or one business day after it is sent via a reputable nationwide overnight courier service, in each case to the intended recipient as set forth below:

      if to Alpharma, to:

            Alpharma USPD Inc.
            7205 Windsor Blvd.
            Baltimore, MD 21244
            Attention:  President

      with a copy to:

            Alpharma USPD Inc.
            205 Windsor Blvd.
            Baltimore, MD 21244
            Attention:  Chief Legal Officer

      If to the Company, to:

            Ascent Pediatrics, Inc.
            187 Ballardvale Street, Suite B125
            Wilmington, Massachusetts 01887
            Attention:  Alan R. Fox

      with a copy to:

            Hale and Dorr LLP
            60 State Street
            Boston, Massachusetts 02109
            Attention:  David E. Redlick, Esq.

      If to any Rightsholder other than Alpharma, at the address of such Rightsholder furnished to the Company in writing.

      Any party may give any such notice, request, demand, claim or other communication using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it actually is received by the party for whom it is intended. Any party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth.

                  (e) Complete Agreement. This Agreement and Article XII of the Purchase Agreement constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings relating to such subject matter.

                  (f) Amendments and Waivers. Any term of this Agreement may be amended or terminated and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of at least a majority of the Registrable Shares held by all Rightsholders; provided, that this Agreement may be amended with the consent of the holders of less than all such Registrable Shares only in a manner which affects all such holders in the same fashion. Any such amendment, termination or waiver effected in accordance with this Section 12(f) shall be binding on all parties hereto, even if they do not execute such consent. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

                  (g) Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

                  (h) Counterparts; Facsimile Signatures. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. This Agreement may be executed by facsimile signatures.

                  (i) Section Headings. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

      IN WITNESS WHEREOF, this Agreement has been executed on the day and year first above written by the parties listed below.


                                    ASCENT PEDIATRICS, INC.

                                    By: /s/ Alan R. Fox
                                        ---------------------------------
                                        Name: Alan R. Fox
                                        Title: President and
                                               Chief Executive Officer



                                    ALPHARMA USPD INC.

                                    By: /s/ Thomas L. Anderson
                                        ---------------------------------
                                        Name: Thomas L. Anderson
                                        Title: President